Exhibit 10.6

WAIVER AND FOURTH AMENDMENT TO SENIOR SECURED SUPERPRIORITY DEBTOR-IN-POSSESSION CREDIT AGREEMENT

WAIVER AND FOURTH AMENDMENT TO SENIOR SECURED SUPERPRIORITY DEBTOR-IN-POSSESSION CREDIT AGREEMENT, dated as of May 16, 2012 (this “Fourth Amendment”), by and among GENERAL MARITIME CORPORATION, a Marshall Islands corporation (the “Parent”), the other Guarantors listed on the signature pages hereto (the “Guarantors”), GENERAL MARITIME SUBSIDIARY CORPORATION, a Marshall Islands corporation (“GMSC”), GENERAL MARITIME SUBSIDIARY II CORPORATION, a Marshall Islands corporation (together with GMSC, the “Borrowers”), the Lenders party from time to time to the Credit Agreement referred to below (the “Lenders”) and NORDEA BANK FINLAND PLC, NEW YORK BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

W I T N E S S E T H :

WHEREAS, the Parent, the Borrowers, the Guarantors, the Lenders and the Administrative Agent are parties to the Senior Secured Superpriority Debtor-in-Possession Credit Agreement, dated as of November 17, 2011 and amended as of February 14, 2012, March 29, 2012 and May 8, 2012 (as further amended, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”); and

WHEREAS, subject to the terms and conditions of this Fourth Amendment, the parties hereto wish to waive certain provisions of the Credit Agreement as herein provided;

NOW, THEREFORE, it is agreed:

I.              Waiver to Credit Agreement.

1.             Notwithstanding anything to the contrary contained in the Credit Agreement, the Required Lenders hereby waive any Event of Default under Sections 10.02, 10.03 and/or 10.04 of the Credit Agreement arising from the failure to comply with the financial covenant set forth in Section 9.07(b) of the Credit Agreement for the period commencing on April 14, 2012 through and including May 11, 2012 (the “Existing Defaults”).

II.             Miscellaneous Provisions.

1.             In order to induce the Lenders to enter into this Fourth Amendment, each of the Borrowers and the Parent hereby represents and warrants that (i) no Default or Event of Default exists as of the Fourth Amendment Effective Date (as defined below) (with the exception of any Existing Default) after giving effect to this Fourth Amendment and (ii) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Fourth Amendment Effective Date both before and after giving effect to this Fourth Amendment, with the same effect as though such representations and warranties had been made on and as of the Fourth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

2.             This Fourth Amendment is limited precisely as written and shall not be deemed to (i) be a waiver of or a consent to the modification of or deviation from any other term or condition of the Credit Agreement or the other Credit Documents or any of the other instruments or agreements referred to therein, or (ii) prejudice any right or rights which any of the Lenders or the Administrative Agent now have or may have in the future under or in connection with the Credit Agreement, the Credit Documents or any of the other instruments or agreements referred to therein.

3.             This Fourth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of any executed counterpart of this Fourth Amendment by telecopy or electronic mail by any party hereto shall be effective as such party’s original executed counterpart.

4.             THIS FOURTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

5.             This Fourth Amendment shall become effective on the date (the “Fourth Amendment Effective Date”) when the Parent, each Borrower, each Guarantor set forth on the signature pages hereto, the Administrative Agent and the Lenders constituting the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of pdf, facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: May Yip-Daniels (facsimile number: 212-354-8113 / e-mail address: myip@whitecase.com).

6.             The Parent, each Borrower and each Guarantor set forth on the signature pages hereto as debtor, grantor, pledgor or assignor, or in any other similar capacity in which the Parent, each Borrower and each Guarantor grants liens or security interests in their respective property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Credit Documents to which it is a party (after giving effect hereto) and (ii) to the extent the Parent, each Borrower and each Guarantor set forth on the signature pages hereto granted liens on or security interests in any of its property pursuant to any such Credit Document as security for the Parent, each Borrower and each Guarantor’s Obligations under or with respect to the Credit Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. The Parent, each Borrower and each Guarantor set forth on the signature pages hereto hereby consents to this Fourth Amendment and acknowledges that each of the Credit Documents remains in full force and effect and is hereby ratified and reaffirmed. Except as otherwise provided herein, the execution of this Fourth Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, constitute a waiver of any provision of any of the Credit Documents or serve to effect a novation of the Obligations.

7.             From and after the Fourth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby on the Fourth Amendment Effective Date.

* * *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Fourth Amendment as of the date first above written.

GENERAL MARITIME CORPORATION,
as Parent

By:	/s/ Jeffrey D. Pribor
	Name:	Jeffrey D. Pribor
	Title:	Executive Vice President & Chief
Financial Officer

GENERAL MARITIME SUBSIDIARY
CORPORATION,
as a Borrower

By:	/s/ Jeffrey D. Pribor
	Name:	Jeffrey D. Pribor
	Title:	President

GENERAL MARITIME SUBSIDIARY II
CORPORATION,
as a Borrower

By:	/s/ Jeffrey D. Pribor
	Name:	Jeffrey D. Pribor
	Title:	President

Signature Page to Fourth Amendment to DIP Credit Agreement

ARLINGTON TANKERS LTD.,
as a Guarantor

By:	/s/ John C. Georgiopoulos
	Name:	John C. Georgiopoulos
	Title:	Director

VISION LTD.
VICTORY LTD.
COMPANION LTD.
COMPATRIOT LTD.
CONSUL LTD.,
each as a Guarantor

By:	/s/ John C. Georgiopoulos
	Name:	John C. Georgiopoulos
	Title:	Director

Signature Page to Fourth Amendment to DIP Credit Agreement

GMR CHARTERING LLC
GMR AGAMEMNON LLC
GMR AJAX LLC
GMR ARGUS LLC
GMR DAPHNE LLC
GMR DEFIANCE LLC
GMR ELEKTRA LLC
GMR GEORGE T LLC
GMR HARRIET G LLC
GMR HOPE LLC
GMR HORN LLC
GMR KARA G LLC
GMR MINOTAUR LLC
GMR ORION LLC
GMR PHOENIX LLC
GMR REVENGE LLC
GMR ST. NIKOLAS LLC
GMR SPYRIDON LLC
GMR STRENGTH LLC
GMR ATLAS LLC
GMR HERCULES LLC
GMR MANIATE LLC
GMR SPARTIATE LLC
GMR POSEIDON LLC
GMR ULYSSES LLC
GMR ZEUS LLC,
each as a Guarantor

By:	/s/ John C. Georgiopoulos
Name:	John C. Georgiopoulos
Title:	Manager

Signature Page to Fourth Amendment to DIP Credit Agreement

GENERAL MARITIME MANAGEMENT LLC
GENERAL MARITIME MANAGEMENT
(PORTUGAL) LLC
GENERAL MARITIME MANAGEMENT (PORTUGAL)
LDA.,
GENERAL MARITIME MANAGEMENT (HELLAS)
LTD.,
each as a Guarantor

By:	/s/ Milton H. Gonzales, Jr.
	Name:	Milton H. Gonzales, Jr.
	Title:	Manager

Signature Page to Fourth Amendment to DIP Credit Agreement

CONCORD LTD.
CONTEST LTD.
CONCEPT LTD.
GENERAL PRODUCT CARRIERS CORPORATION
GENERAL MARITIME SUBSIDIARY NSF
CORPORATION
GMR ADMINISTRATION CORP.,
each as a Guarantor

By:	/s/ John C. Georgiopoulos
	Name:	John C. Georgiopoulos
	Title:	Director

Signature Page to DIP Waiver and Fourth Amendment

GENERAL MARITIME INVESTMENTS LLC
GMR CONCORD LLC
GMR CONSTANTINE LLC
GMR CONTEST LLC
GMR CONCEPT LLC
GMR GP LLC
GMR GULF LLC
GMR LIMITED LLC
GMR PRINCESS LLC
GMR PROGRESS LLC
GMR STAR LLC
GMR TRADER LLC
GMR TRUST LLC,
each as a Guarantor

By:	/s/ John C. Georgiopoulos
	Name:	John C. Georgiopoulos
	Title:	Manager

ARLINGTON TANKERS, LLC,
as a Guarantor

By:	/s/ John C. Georgiopoulos
	Name:	John C. Georgiopoulos
	Title:	President and Secretary

Signature Page to DIP Waiver and Fourth Amendment

GENERAL MARITIME MANAGEMENT (UK) LLC,
as a Guarantor

By:	/s/ John P. Tavlarios
	Name:	John P. Tavlarios
	Title:	Manager

Signature Page to DIP Waiver and Fourth Amendment

NORDEA BANK FINLAND PLC, NEW YORK
BRANCH,
Individually and as Administrative Agent and Collateral
Agent

By:	/s/ Martin Lunder
	Name:	Martin Lunder
	Title:	Senior Vice President

By:	/s/ Lynn Sauro
	Name:	Lynn Sauro
	Title:	Vice President

Signature Page to DIP Waiver and Fourth Amendment

SIGNATURE PAGE TO THE WAIVER AND FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY CORPORATION, GENERAL MARITIME SUBSIDIARY II CORPORATION, THE OTHER GUARANTORS PARTY THERETO, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Citibank N.A.

By:	/s/ Peter Baumann
	Name:	Peter Baumann
	Title:	Managing Director

Signature Page to DIP Waiver and Fourth Amendment

SIGNATURE PAGE TO THE WAIVER AND FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY CORPORATION, GENERAL MARITIME SUBSIDIARY II CORPORATION, THE OTHER GUARANTORS PARTY THERETO, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

DNB Bank ASA

By:	/s/ Karl Trygue Lowzow
	Name:	Karl Trygue Lowzow
	Title:	Head of Restructuring Group

By:	/s/ Hans Oosi Heiberg
	Name:	Hans Oosi Heiberg
	Title:	Head of International Section

Signature Page to DIP Waiver and Fourth Amendment

SIGNATURE PAGE TO THE WAIVER AND FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY CORPORATION, GENERAL MARITIME SUBSIDIARY II CORPORATION, THE OTHER GUARANTORS PARTY THERETO, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

THE ROYAL BANK OF SCOTLAND PLC
as Lender

By:	/s/ Neil J. Bivona
	Name:	Neil J. Bivona
	Title:	Managing Director

Signature Page to DIP Waiver and Fourth Amendment

SIGNATURE PAGE TO THE WAIVER AND FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY CORPORATION, GENERAL MARITIME SUBSIDIARY II CORPORATION, THE OTHER GUARANTORS PARTY THERETO, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Skandinaviska Enskilda Banken AB (publ)
as Lender

By:	/s/ Arne Juell-Skielse
	Name:	Arne Juell-Skielse
	Title:	Head of Shipping Finance, Sweden

Signature Page to DIP Waiver and Fourth Amendment